                                                                 Exhibit 10.5


         THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE. THIS WARRANT IS SUBJECT TO THE AGREEMENT DATED DECEMBER 16, 1997 BY AND AMONG PETER NAUERT, RICHARD OSBORNE, STRATEGIC ACQUISITION PARTNERS, LLC AND TURKEY VULTURE FUND XIII, LTD. EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE PRIOR APPROVAL OF THE OHIO DEPARTMENT OF INSURANCE.


                   ------------------------------------------

                        CENTRAL RESERVE LIFE CORPORATION
                         COMMON SHARES PURCHASE WARRANT
                   ------------------------------------------


         This certifies that, for good and valuable consideration, Central Reserve Life Corporation, an Ohio corporation (the "Company"), grants to Turkey Vulture Fund XIII, Ltd. (the "Warrantholder"), the right to purchase from the Company two hundred forty thousand (240,000) validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Shares, without par value (the "Common Shares"), at the purchase price per share of $6.00 (the "Exercise Price"), at any time prior to 5:00 p.m., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth.

         I.       DURATION AND EXERCISE OF WARRANT.

                  1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder by:

                  (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                  (b) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.

                  (c) In addition to and without limiting the rights of the Warrantholder under any other terms set forth herein, the Warrantholder shall have, upon written request by the Warrantholder delivered or transmitted to the Company together with this Warrant, the right (the "Conversion Right") to require the Company to convert this Warrant into Common Shares as follows: upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any Exercise Price) the number of Common Shares that is equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price (determined as provided in Section 10 below) of the Common Shares issuable upon exercise of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one Common Share (determined as provided in Section 10 below) immediately prior to the exercise of the Conversion Right.

                  The Conversion Right referred to in this Section 1.1(c) may be exercised by the Warrantholder by surrender of this Warrant at the principal office of the Company or at the offices of its Shares transfer or warrant agent, if any, together with a written statement specifying that the Warrantholder thereby intends to exercise the Conversion Right.

The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Notwithstanding the foregoing, no such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Shares are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Shares and at the Exercise Price in effect at the date of such surrender.

                  1.2 WARRANT SHARES CERTIFICATE. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within three Business Days after receipt of the Exercise Form by the Company and payment of the purchase price or exercise of the Conversion Right. No fractional shares shall be issued upon the exercise of this Warrant, provided that the Warrantholder shall receive, in lieu of any fractional shares, cash in an amount equal to the product of the fraction multiplied by the Current Market Price per Common Share. If this Warrant shall been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new

Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

         2.       RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS.

                  2.1 This Warrant, including the registration rights pursuant to Section 7 hereof, may be offered, sold, transferred, pledged or otherwise disposed of in whole or in part, to any person, subject to compliance with any applicable securities laws.

                  2.2 Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

                  Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be, or (iii) such Warrant or Warrant Shares are sold in compliance with Rule 144 or Rule 144(k) (or any successor provision then in effect) under the Securities Act, the Company receives customary representations to such effect and the Company receives an opinion of counsel to the Company in customary form that such legend may be removed.

         3.       RESERVATION AND RESIGNATION OF SHARES.

         The Company covenants and agrees as follows:

                  (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof.

                  (b) During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of Common Shares to provide for the exercise of the rights represented by this Warrant.

         4.     LOSS OR DESTRUCTION OF WARRANT

         Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, or destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

         5.       OWNERSHIP OF WARRANT

         The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

         6.       CERTAIN ADJUSTMENTS.

         6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

                  (a) STOCK DIVIDENDS, SPLITS, COMBINATIONS. If at any time after the date of the issuance of this Warrant the Company (i) declares a dividend or other distribution payable in Common Shares or securities convertible into Common Shares or subdivides its outstanding Common Shares into a larger number or (ii) combines its outstanding Common Shares into a smaller number, then (x) the number of Warrant Shares to be delivered upon exercise of this Warrant will, upon the occurrence of an event set forth in clause (i) above, be increased and, upon the occurrence of an event set forth in clause (ii) above, be decreased so that such Warrantholder will be entitled to receive the number of Common Shares that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto and (y) the Exercise Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall be adjusted proportionately by multiplying such Exercise Price by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such adjustment and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                  (b) DISTRIBUTION OF STOCK, OTHER SECURITIES, EVIDENCE OF INDEBTEDNESS. In case the Company shall distribute to the holders of Common Shares, shares of its capital stock (other than Common Shares or shares convertible into Common Shares for which adjustment is made under Section 6.1(a)), stock or other securities of the Company or any other Person, evidences of indebtedness issued by the Company or any other Person, assets (excluding cash dividends) or options, Warrants or rights to subscribe for or purchase the foregoing, then, and in each such case, immediately following the record date fixed for the determination of the holders of Common Shares entitled to receive such distribution, the Exercise Price then in effect shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the Current Market Price applicable to one Common Share less the aggregate Fair Market Value (as determined by the Board of Directors or a duly appointed committee thereof) of the portion of the stock, other securities, evidences of indebtedness so distributed or of such options, warrants or rights applicable to one Common Share (but such numerator shall not be less than one) and (ii) the denominator of which shall be the Current Market Price of one Common Share on such record date (i.e. prior to such shares trading "ex-"). Such adjustment shall become effective at the opening of business on the Business Day following the record date for the determination of stockholders entitled to such distribution.

                  (c) REORGANIZATION, MERGER, SALE OF ASSETS. In case of any capital reorganization or reclassification or other change of outstanding Common Shares (other than a change in par value), any consolidation or merger of the Company with or into another Person (other than a consolidation or merger of the Company in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock) or the sale of all or substantially all of the assets of the Company or another Person, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of shares of stock or other securities or property to which a holder of the number of Common Shares of the Company deliverable upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, other change, consolidation, merger or sale had this Warrant been exercised immediately prior to such event; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors or a duly appointed committee thereof) shall be made in the application of the provisions of this Section 6 with respect to the rights and interest thereafter of the Warrantholder, to the end that the provisions set forth in this Section 6 (including provisions with respect to changes in and other adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon exercise of this Warrant.

                 (d) CARRYOVER. Notwithstanding any other provision of this
         Section 6.1, no adjustment shall be made to the number of Common Shares or other securities to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered, PROVIDED HOWEVER, that, upon exercise of this warrant pursuant to Section 1 hereof, any adjustment called for by Sections 6.1(a), (b) or (c) which has not been made as a result of this Section 6.1(d) shall be made.

         6.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Shares prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

         6.3. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares shall be adjusted, as provided in Section 6.1, the Company shall forthwith file, at the principal office of the Company (or at such other place as may be designated by the Company), a statement, certified by the chief financial officer of the Company, showing in detail the facts requiring such adjustment, the computation by which such adjustment was made and the Exercise Price that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be sent by first class mail postage prepaid, to the Warrantholder, at such Warrantholder's address as shown in the records of the Company.

         7. REGISTRATION STATEMENT. The Company shall, at its expense, file a registration statement with the United States Securities and Exchange Commission within 30 days after the date hereof to effect the registration of the resale of the Warrant Shares under the Securities Act; provided that the Warrantholder shall not sell any Warrant Shares pursuant to such registration statement unless and until it provides to the Company such information as the Company may reasonably request for use in connection with the identification of the Warrantholder as a selling stockholder in such registration statement, or any prospectus included therein, and no such sale shall be made by the Warrantholder pursuant to such registration statement unless and until such information is included by the Company in such registration statement or prospectus. The Company shall in good faith use its best efforts and at its expense to cause such registration statement to be declared effective as promptly as practicable thereafter, to amend such registration statement to include additional or revised information with respect to the selling stockholders and to include in such registration statement the information provided by the Warrantholder as a selling stockholder and shall notify the Warrantholder of the effectiveness thereof and agrees to use its best efforts to maintain the effectiveness of such registration statement until the Warrant expires according to its terms. The Company shall indemnify and hold harmless the Warrantholder, its officers, directors and agents and employees, each person who controls the Warrantholder (within the meaning of Section 15 of the Securities Act or Section 20 of the 1934

Act) and the officers, directors, agents and employees of any such controlling person, from and against all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Losses") incurred or suffered and arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any such registration statement, or related prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, except to the extent the same are based upon information furnished in writing to the Company by or on behalf of the Warrantholder expressly for use therein; provided, that the Company shall not be liable to the Warrantholder to the extent that any such Losses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A)(i) the Warrantholder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by the Warrantholder of a Warrant Share to the person asserting the claim from which such Losses arise and (ii) the prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or
(B)(i) such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and (ii) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented, the Warrantholder thereafter fails to deliver such prospectus as so amended or supplemented, prior to or concurrently with the sale of a Warrant Share to the person asserting the claim from which such Losses arise.

         With respect to each third party claim subject to this Section (a "Third Party Claim"), the party seeking indemnification (the "Indemnified Party") shall give prompt notice to the indemnifying party (the "Indemnifying Party") of the Third Party Claim, provided that failure to give such notice promptly shall not relieve or limit the obligation of the Indemnifying Party except to the extent the Indemnifying Party is materially prejudiced thereby. If the remedy sought in the Third Party Claim is solely money damages or if the Indemnified Party otherwise permits, then the Indemnifying Party, at its sole cost and expense, may, upon notice to the Indemnified Party within fifteen (15) days after the Indemnifying Party receives notice of the Third Party Claim, assume the defense of the Third Party Claim. If it assumes the defense of a Third Party Claim, then the Indemnifying Party shall select counsel reasonably satisfactory to the Indemnified Party to conduct the defense. The Indemnifying Party shall not consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim, unless (i) the settlement or judgment is solely for money damages and the Indemnifying Party admits in writing its liability to hold the Indemnified Party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement or (ii) the Indemnified Party consents thereto, which consent shall not be unreasonably withheld. The Indemnifying Party shall provide the Indemnified Party with fifteen (15) days prior notice before it consents to a settlement of, or the entry of a judgment arising from, any Third Party Claim. The Indemnified Party shall be entitled to participate in the defense of any Third Party Claim, the defense of which is assumed by the Indemnifying Party, with its own counsel and at its own expense. With respect to Third Party Claims in which the remedy sought is not solely money damages, (i) the Indemnifying

Party shall, upon notice to the Indemnified Party within fifteen (15) days after the Indemnifying Party receives notice of the Third Party Claim, be entitled to participate in the defense with its own counsel at its own expense and (ii) the Indemnified Party shall not consent to any settlement of, or entry of any judgment arising from, such Third Party Claim unless the Indemnifying Party consents thereto, which consent shall not be unreasonably withheld. If the Indemnifying Party does not elect to assume or participate in the defense of any Third Party Claim in accordance with the terms of this Section, then the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to the Third Party Claim. The parties shall cooperate in the defense of any Third Party Claim and the relevant records of each party shall be made available on a timely basis.

         8.       AMENDMENTS.

         Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

         9.       NOTICES OF CORPORATE ACTION.

         So long as this Warrant has not been exercised in full, in the event of

                  (a) any taking by the Company of a record of all holders of Common Shares for the purpose of determining the holders thereof who are entitled to receive any dividend (other than cash dividends or distributions paid from the retained earnings of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

                  (b) any capital reorganization of the Company, any reclassification (other than a change in par value of the Common Shares) or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right or (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Shares shall be entitled to exchange their Common Shares for the securities or other property, if any, deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 5 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivisions (i) and (ii).

         10.      DEFINITIONS.

         As used herein, unless the context otherwise requires, the following terms have the following respective meanings;

         "AFFILIATE" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of Ohio.

         "COMMON SHARES" has the meaning specified on the cover of this Warrant.

         "COMPANY" has the meaning specified on the cover of this Warrant.

         "CONVERSION RIGHT" has the meaning specified in Section 1.1(c).

         "CURRENT MARKET PRICE" of a share of the Common Shares as of a particular date (the "Determination Date") shall mean:

                  (i) If the Common Shares are listed or admitted for trading on a national securities exchange (including The Nasdaq National Market System or Small Cap Market), then the Current Market Price shall be the average of the last 10 "daily sales prices" of the Common Shares on the principal national securities exchange on which the Common Shares are listed or admitted for trading on the last 10 trading days prior to the Determination Date, or if not listed or traded on any such exchange, then the Current Market Price shall be the average of the last 10 "daily sales prices" of the Common Shares on the over-the-counter market on the last 10 trading days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Shares at the end of each day; or

                  (ii) If the Common Shares not so listed or admitted to unlisted trading privileges or if no such sale is made on at least 5 of such days, then the Current Market Price shall be reasonably determined in good faith by the Company's Board of Directors or a duly appointed committee of the Board of Directors (which determination shall be reasonably described in the written notice delivered to the Warrantholder together with the Common Shares certificates).

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, (or any successor statute thereto) and the rules and regulations of the Commission promulgated thereunder.

         "EXERCISE FORM" means an Exercise Form in the form annexed hereto as Exhibit A.

         "EXERCISE PRICE" has the meaning specified on the cover of this Warrant as adjusted from time to time in accordance herewith.

         "EXPIRATION DATE" means December 16, 2002.

         "FAIR MARKET VALUE" means the amount which a willing buyer would pay a willing seller in an arm's length transaction.

         "PERSON" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "SECURITIES ACT" has the meaning specified on the cover of this Warrant, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act, shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "WARRANTHOLDER" has the meaning specified on the cover of this Warrant.

         "WARRANT SHARES" has the meaning specified on the cover of this Warrant.

         11.      MISCELLANEOUS.

                  11.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant.

                  11.2 BINDING EFFECT; BENEFIT. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  11.3 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                  11.4 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                  (a)      if to Warrantholder:

                           Turkey Vulture Fund XIII, Ltd.
                           c/o Richard Osborne
                           7001 Center Street
                           Mentor, OH  44060

                           with a copy to:

                           Kohrman Jackson & Krantz P.L.L.
                           1375 E. 9th Street
                           Cleveland, Ohio  44114
                           Telecopy:  (216) 621-6536
                           Attention:  Marc C. Krantz

                  (b)      if to the Company:

                           Central Reserve Life Corporation
                           17800 Royalton Road
                           Strongsville, Ohio  44136
                           Attention: Fred Lick

                           with a copy to:

                           Latham & Watkins
                           233 South Wacker Drive
                           Chicago, Illinois  60606
                           Telecopy: (312) 993-9767
                           Attention:  Mark D. Gerstein

         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 11.4 designate another address or Person for receipt of notices hereunder.

                  11.5 SEVERABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceability the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                  11.6 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  11.7 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing containing in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                     CENTRAL RESERVE LIFE CORPORATION



                                      By: /s/ Frank W. Grimone
                                          ------------------------------------
                                      Name: Frank W. Grimone
                                      Title: CFO



Dated:  December 16, 1997

                                                                       EXHIBIT A

                               EXERCISE OF WARRANT


         The undersigned, , pursuant to the provisions of the within Warrant, hereby elects to purchase Common Shares of CENTRAL RESERVE LIFE CORPORATION, covered by the within Warrant, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer.

         Please issue a certificate or certificates for such Common Shares in the following name or names and denominations:





If said number of shares are not all the Common Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any faction of a share paid in cash.


                                    Signature
                                              ---------------------------------

                                    Address:


                                    -------------------------------------------


                                    -------------------------------------------

                                    Note: The above signature should correspond exactly with the name on the face of the within Warrant.


Dated:
      -------------------------